Exhibit 32.1

ForeverGreen Worldwide Corporation

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officers of ForeverGreen Worldwide Corporation certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.

the quarterly report on Form 10-Q of ForeverGreen Worldwide Corporation for the quarter ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ForeverGreen Worldwide Corporation.

Date: May 8, 2008	/s/ Ronald K. Williams Ronald K. Williams Chief Executive Officer
Date: May 8, 2008	/s/ Paul T. Frampton Paul T. Frampton Chief Financial Officer